UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 29, 2008

DOCUMENT SCIENCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-20981	33-0485994
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5958 Priestly Drive Carlsbad, CA	92008
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (760) 602-1400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On December 26, 2007, Document Sciences Corporation (“Document Sciences” or the “Company”), EMC Corporation and Esteem Merger Corporation entered into an Agreement and Plan of Merger (the “Merger Agreement”) whereby the Company will, subject to the satisfaction of certain conditions, become a wholly-owned subsidiary of EMC (the “Merger”). In connection with the Merger, the Board of Directors of the Company authorized amendments to the following agreements and plans.

Item 3.03	Material Modification to Rights of Security Holders

On March 3, 2008, the Company entered into the First Amendment (the “Rights Agreement Amendment”), dated as of March 3, 2008, by and between the Company and Computershare Trust Company, N.A., as successor rights agent, to the Rights Agreement (the “Rights Agreement”), dated as of May 11, 2001, by and between the Company and U.S. Stock Transfer Corporation. The Rights Agreement Amendment provides that the Rights Agreement shall not apply to the Merger Agreement, the Merger and any other transactions contemplated by the Merger Agreement, and any compliance with the terms of the Merger Agreement, such that (i) the execution, delivery and performance of, and compliance with, the Merger Agreement and the consummation of the Merger and any of the transactions contemplated by the Merger Agreement shall not be deemed a Section 13(a) Event (as defined in the Rights Agreement), (ii) a 20% Ownership Date (as defined in the Rights Agreement) shall not occur, and the rights issued under the Rights Agreement shall not become exercisable due to the execution, delivery and performance of, or compliance with, the Merger Agreement or the consummation of the Merger or any other transactions contemplated by the Merger Agreement, and (iii) the expiration date of the Rights Agreement shall occur immediately prior to the effective time of the Merger. Notwithstanding the foregoing, if the Merger Agreement is terminated, the Rights Agreement will continue to remain in effect and shall apply to EMC, Esteem Merger Corporation and any of their affiliates with the same effect as though the Rights Agreement Amendment had not occurred.

The foregoing description of the Rights Agreement Amendment is qualified in its entirety by reference to the full text of the Rights Agreement Amendment, which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On March 3, 2008, the Company entered into Amendment No. 1 (the “1995 Plan Amendment”) to the Document Sciences Corporation 1995 Stock Incentive Plan, as amended and restated on March 26, 1999 (the “1995 Plan”). The 1995 Plan Amendment provides that as of the effective time of the Merger, each outstanding Stock Option (as defined in the 1995 Plan), whether or not vested, shall be deemed fully vested and shall be cancelled and terminated, and each Optionee (as defined in the 1995 Plan) shall be entitled to receive in exchange therefor a cash payment (at the time and in the manner specified in the Merger Agreement), equal to the product of (i) the number of shares of stock for which such Stock Option is exercisable, and (ii) the excess (if any) of the Per Share Merger Consideration (as defined in the Merger Agreement) over the per share Exercise Price (as defined in the 1995 Plan) of such Stock Option, less applicable tax withholdings.

On March 3, 2008, the Company entered into Amendment No. 1 (the “2004 Plan Amendment”) to the Document Sciences Corporation Amended and Restated 2004 Stock Incentive Plan (the “2004 Plan”). The 2004 Plan Amendment provides that as of the effective time of the Merger, each outstanding Stock Option (as defined in the 2004 Plan), whether or not vested, shall be deemed fully vested and shall be cancelled and terminated, and each Holder (as defined in the 2004 Plan) shall be entitled to receive in exchange therefor a cash payment (at the time and in the manner specified in the Merger Agreement), equal to the product of (i) the number of shares of stock for which such Stock Option is exercisable, and (ii) the excess (if any) of the Per Share Merger Consideration (as defined in the Merger Agreement) over the per share Exercise Price (as defined in the 2004 Plan) of such Stock Option, less applicable tax withholdings.

On March 3, 2008, the Company entered into Amendment No. 1 (the “Calnan Plan Amendment”) to the Stock Option and Restricted Stock Plan and Agreement with Edward Calnan (the “Calnan Plan”), dated as of September 16, 2006, by and between Edward Calnan (“Calnan”) and the Company. The Calnan Plan Amendment

provides that as of the effective time of the Merger, each outstanding Option (as defined in the Calnan Plan), whether or not vested, shall be deemed fully vested and shall be cancelled and terminated, and Calnan shall be entitled to receive in exchange therefor a cash payment (at the time and in the manner specified in the Merger Agreement), equal to the product of (i) the number of shares of stock for which such Option is exercisable, and (ii) the excess (if any) of the Per Share Merger Consideration over the per share Exercise Price (as defined in the Calnan Plan) of such Option, less applicable tax withholdings.

The foregoing descriptions of the 1995 Plan Amendment, the 2004 Plan Amendment and the Calnan Plan Amendment are qualified in their entirety by reference to the full text of such amendments, which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

4.1	First Amendment to Rights Agreement by and between Document Sciences Corporation and Computershare Trust Company, N.A., dated as of March 3, 2008.

10.1	Amendment No. 1 to Document Sciences Corporation 1995 Stock Incentive Plan, as amended and restated on March 26, 1999, dated as of March 3, 2008.

10.2	Amendment No. 1 to Document Sciences Corporation Amended and Restated 2004 Stock Incentive Plan, dated as of March 3, 2008.

10.3	Amendment No. 1 to Stock Option and Restricted Stock Plan and Agreement with Edward Calnan, dated as of March 3, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUMENT SCIENCES CORPORATION

Date: March 6, 2008	By:	/s/ Todd W. Schmidt
Name: Todd W. Schmidt
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

4.1	First Amendment to Rights Agreement by and between Document Sciences Corporation and Computershare Trust Company, N.A., dated as of March 3, 2008.

10.1	Amendment No. 1 to Document Sciences Corporation 1995 Stock Incentive Plan, as amended and restated on March 26, 1999, dated as of March 3, 2008.

10.2	Amendment No. 1 to Document Sciences Corporation Amended and Restated 2004 Stock Incentive Plan, dated as of March 3, 2008.

10.3	Amendment No. 1 to Stock Option and Restricted Stock Plan and Agreement with Edward Calnan, dated as of March 3, 2008.